Exhibit 99.2
LANDEC CORPORATION
2005 STOCK INCENTIVE PLAN
STOCK GRANT AGREEMENT
     This Stock Grant Agreement (the “Agreement”) is made and entered into as of ___, 200___ by and between Landec Corporation, a California corporation (the “Company”), and ___ pursuant to the Landec Corporation 2005 Stock Incentive Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.
     In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:
     1. Restricted Shares. Pursuant to the Plan, the Company hereby transfers to you, and you hereby accept from the Company, a Stock Grant Award consisting of ______ Shares (the “Restricted Shares”), on the terms and conditions set forth herein and in the Plan.
     2. Vesting of Restricted Shares. So long as your Service continues, the Restricted Shares shall vest in accordance with the following schedule: 25% of the total number of Restricted Shares shall vest on ___, 200___ (the first annual anniversary of the vesting commencement date) and 1/48th of the total number of Restricted Shares shall vest and become exercisable on each monthly anniversary thereafter.
     3. Termination of Service/Escrow of Restricted Shares. In the event of the termination of your Service for any reason, all unvested Restricted Shares shall be immediately forfeited without consideration. For purposes of facilitating the enforcement of the provisions of this Section 3, you agree, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A executed by you and by your spouse (if applicable), in blank, to the Secretary of the Company, or the Secretary’s designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. You hereby acknowledge that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. You agree that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. You agree that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement. All regular cash dividends on the Restricted Shares shall be paid directly to you and shall not be held in escrow. However, any new, substituted or additional securities or other property which is issued or distributed with respect to the Restricted Shares shall be immediately delivered to the Secretary of the Company to be held in escrow hereunder, but only to the extent such shares are at the time subject to the escrow requirements hereof. The Restricted Shares held in escrow hereunder shall be released from escrow as soon as practicable following your request after the shares vest. Notwithstanding the foregoing, any vested shares remaining in escrow at of your termination of Service shall be released from escrow within thirty (30) days following such date.
     4. Election to Recognize Income in the Year of Grant. Under Section 83 of the Code, the Fair Market Value of the Restricted Shares on the date the Restricted Shares vest will be taxable as ordinary income at that time. You understand and acknowledge that you may elect to be taxed at the time the Restricted Shares are acquired in an amount equal to the Fair Market Value of the Restricted Shares at that time, rather than the date the Restricted Shares vest, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of this Agreement. The form for making this election is attached as Exhibit B hereto. YOU ACKNOWLEDGE AND AGREE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF.
     5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Shares. The Company shall not be required to release the Restricted Shares from escrow unless and until such obligations are satisfied.
     6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY STOCK GRANT AWARD. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.
     7. Non-Transferability of Restricted Shares. Except as permitted by applicable law, Restricted Shares which have not vested pursuant to Section 2 above shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by the operation of law. However, this Section 7 shall not preclude you from designating a beneficiary who will receive any vested Restricted Shares in the event of the your death, nor shall it preclude a transfer of vested Restricted Shares by will or by the laws of descent and distribution.
     8. No Employment Rights. You understand, acknowledge and agree that nothing in this Agreement shall affect in any manner whatsoever the status of your Service or the right or power of the Company (or any Parent, Subsidiary, or Affiliate) to terminate your employment or consulting relationship with the Company

(or any Parent, Subsidiary, or Affiliate) at any time, for any such reason, with or without cause, in accordance with applicable law.
     9. Voting and Other Rights. Subject to the terms of this Agreement, you shall have all the rights and privileges of a shareholder of the Company while the Restricted Shares are held in escrow, including the right to vote and to receive dividends (if any).
     10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.
     11. Notices. All notices, communications and documents under this Agreement shall be in writing. All notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed to the Company’s principal executive office, Attention: Stock Administration. The current address of the Company’s principal executive office is:
Landec Corporation
3603 Haven Avenue
Menlo Park, CA 94025
All notices, communications, and documents intended for you and related to this Agreement, if not delivered by hand, shall be mailed to your address shown on the last page of this Agreement or such other address as you may specify by notice complying with this section. Notices, communications, and documents not delivered by hand shall be mailed by registered or certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.
     12. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.
     13. Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature to each such counterpart were upon a single instrument, and all counterparts shall be deemed an original of this Agreement.
     14. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.
* * * *
(Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this ___ day of ___, 200_.

LANDEC CORPORATION

By:

(Signature)

Name:

Title:

RECIPIENT:

By:

(Signature)

Address:

Telephone Number:

Email Address:

I, ___, spouse of ___, have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to the Restricted Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Restricted Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Recipient

EXHIBIT A
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain Stock Grant Agreement between the undersigned (“Purchaser”) and Landec Corporation, a California corporation (the “Company”), dated ___, 200___ (the “Agreement”), Purchaser hereby sells, assigns and transfers unto the Company _____ (___) shares of the Common Stock of the Company, standing in Purchaser’s name on the books of the Company and represented by Certificate No. ___, and hereby irrevocably constitutes and appoints _____ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:

(Print Name)

(Signature)

Spouse of Purchaser (if applicable)
Instruction: Please do not fill in any blanks other than the signature line.

EXHIBIT B
ELECTION UNDER SECTION 83(B)
OF THE INTERNAL REVENUE CODE OF 1986
     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: ___________________________________________________

NAME OF SPOUSE: ______________________________________________________

ADDRESS: ______________________________________________________________

________________________________________________________________________

IDENTIFICATION NO. OF TAXPAYER: _____________________________________

IDENTIFICATION NO. OF SPOUSE: ________________________________________

TAXABLE YEAR: ________________________________________________________
2.	The property with respect to which the election is made is described as follows:

______ shares of the Common Stock of Landec Corporation, a California corporation.

3.	The date on which the property was transferred is: ______

4.	The property is subject to the following restrictions:

Forfeiture upon termination of taxpayer’s employment or consulting relationship.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $______.

6.	The amount (if any) paid for such property: $0.00.

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The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:

(Print Name)

(Signature)

Spouse of Taxpayer (if applicable)

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